EXHIBIT 32.2

Certification of Chief Financial Officer

Pursuant To 18 U.S.C. Section 1350

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, J. David Darnell, Senior Vice President and Chief Financial Officer of INTAC International, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the “Act”) that to my knowledge on the date hereof:

(a)           The Annual Report on Form 10-K of the Company for the year ended September 30, 2005, filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(b)           Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 16, 2005

/s/ J. DAVID DARNELL
J. David Darnell
Senior Vice President and Chief Financial Officer

This certification is being furnished solely for purposes of Section 906 of the Act, and shall not be deemed filed by the Company for purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liability of that section.